EXHIBIT 10.12

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 14, 2007 (this “Amendment”), among WEST CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Borrowers (as defined below) party hereto and LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of October 24, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower desires to, among other things, (i) substitute, replace and convert (or refinance, as needed) all outstanding Term Loans under the Credit Agreement (the “Existing Term Loans”) with and into a new tranche of term loans (the “Term B-2 Loans”) and (ii) borrow $165,000,000 of additional Term B-2 Loans (the “Additional Term B-2 Loan Amount”) as part of the same tranche of Term B-2 Loans, in each case, on behalf of itself and certain of its Restricted Subsidiaries, as listed on Schedule 1.01G hereto (the “Subsidiary Borrowers”), on the terms and conditions set forth herein.

C. The Borrower has requested that (i) each Term Lender holding Existing Term Loans (each, an “Existing Term Lender”) make commitments to provide Term B-2 Loans (any Term Lender that executes and delivers a Conversion Notice (as defined below) and makes such a commitment, a “Continuing Term Lender”; and, any Term Lender that does not execute and deliver a Conversion Notice and make such a commitment, an “Exiting Term Lender”) in an amount equal to the aggregate principal amount of the Existing Term Loans held by it immediately prior to the Amendment No. 1 Effective Date (as defined below) and (ii) additional proposed Lenders (which may be Continuing Term Lenders) make commitments to provide Term B-2 Loans (such Lenders, together with the Continuing Term Lenders, the “Term B-2 Lenders”) in an aggregate amount equal to the sum of the Additional Term B-2 Loan Amount and the aggregate principal amount of Existing Term Loans held by Exiting Term Lenders.

D. The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of February 14, 2007, among the Borrower, the Subsidiary Borrowers and the Administrative Agent.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Designated Amount” means (i) with respect to the Borrower and each of the Subsidiary Borrowers (other than CenterPost Communications, Inc., a Delaware corporation (“CenterPost”), InterCall, Inc., a Delaware corporation (“InterCall”), InPulse Response Group, Inc., an Arizona corporation (“InPulse”), Intrado Inc., a Delaware corporation (“Intrado”), Ringer Acquisition Corp., a Delaware corporation (“RAC”), West Asset Management, Inc., a Delaware corporation (“WAM”), West Direct, Inc., a Delaware corporation (“WDI”), West Interactive Corporation, a Delaware corporation (“West Interactive”), West Business Services, LP, a Delaware limited partnership (“WBS”), and West Telemarketing, LP, a Delaware limited partnership (“West Telemarketing”)), $430,500,000, (ii) with respect to CenterPost, $21,000,000, (iii) with respect to InPulse, $45,500,000, (iv) with respect to InterCall, $684,000,000, (v) with respect to Intrado, $439,000,000, (vi) with respect to RAC, $133,600,000, (vii) with respect to WAM, $107,000,000, (viii) with respect to WDI, $25,600,000, (ix) with respect to West Interactive, $118,700,000, (x) with respect to WBS, $134,900,000, and (xi) with respect to West Telemarketing, $125,200,000.

“Exchanged Term Loans” has the meaning specified in Section 2.01(a)(ii).

“Existing Term Borrowing” means the borrowing of the Existing Term Loans on the Closing Date.

“Existing Term Lender” has the meaning specified in the preliminary statements of Amendment No. 1.

“Existing Term Loan” has the meaning specified in the preliminary statements of Amendment No. 1.

“Existing Term Note” means a promissory note of the Borrower payable to any Existing Term Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Existing Term Lender resulting from the Existing Term Loans made by such Existing Term Lender.

“Exiting Term Lender” has the meaning specified in the preliminary statements of Amendment No. 1.

“Repricing Prepayment” has the meaning specified in Section 2.05(a)(i).

“Subsidiary Borrowers” means the Restricted Subsidiaries of the Borrower set forth on Schedule 1.01G.

“Term B-2 Borrowing” means a borrowing consisting of simultaneous Term B-2 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-2 Lenders pursuant to Section 2.01(a)(ii) or (iii).

“Term B-2 Commitment” means, as to each Term B-2 Lender, its obligation to exchange and convert Existing Term Loans for and into Term B-2 Loans pursuant to Section 2.01(a)(ii) or to make Term B-2 Loans on the Amendment No. 1 Effective Date to the Borrower and the Subsidiary Borrowers pursuant to Section 2.01(a)(iii) in an aggregate amount not to exceed the amount set forth in such Term B-2 Lender’s Lender Addendum delivered by such Term B-2 Lender on the Amendment No. 1 Effective Date as provided in Amendment No. 1, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Term B-2 Commitments of all Term B-2 Lenders on the Amendment No. 1 Effective Date is $2,265,000,000.

“Term B-2 Lender” means, at any time, any Lender that has a Term B-2 Commitment or a Term B-2 Loan at such time.

“Term B-2 Loan” means (a) a Loan received in exchange for Existing Term Loans pursuant to Section 2.01(a)(ii) or (b) any Loan made pursuant to Section 2.01(a)(iii).

“Term B-2 Note” means a promissory note of the Borrower and the Subsidiary Borrowers payable to any Term B-2 Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower and the Subsidiary Borrowers (which shall be allocated among them ratably in accordance with the Designated Amounts) to such Term B-2 Lender resulting from the Term B-2 Loans made or held by such Term B-2 Lender.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (a) of the definition of “Applicable Rate” to read as follows:

“(a) with respect to Term B-2 Loans, (i) commencing on the Amendment No. 1 Effective Date, (A) for Eurocurrency Rate Loans, 2.375% and (B) for Base Rate Loans, 1.375% and (ii) thereafter, the following percentages per annum based on the Borrower’s Corporate Family Rating from Moody’s and Issuer Credit Rating from S&P as set forth below:

Applicable Rate
Pricing Level	Rating	Eurocurrency Rate	Base Rate
1	B1 or higher by Moody’s and B+ or higher by S&P	2.125%	1.125%

2	less than Pricing Level 1 but at least B2 by Moody’s and B by S&P	2.375%	1.375%

3	B3 or lower by Moody’s or B- or lower by S&P	2.75%	1.75%

Changes in the Applicable Rate for Term B-2 Loans resulting from changes in ratings by Moody’s or S&P shall become effective on the Business Day following the public announcement of such new rating. If one or more of such rating agencies shall not have in effect a Corporate Family Rating or an Issuer Credit Rating, as applicable (other than by reason of the circumstances referred to in the following sentence), then the rating assigned by the other rating agency shall be used to establish the Applicable Rate for the Term B-2 Loans. If the rating system of Moody’s or S&P shall change, or if either rating agency shall cease to be in the business of providing corporate ratings, the Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rating of such rating agency shall be determined by reference to the rating most recently in effect prior to such change or cessation. At the option of the Administrative Agent or the Required Lenders, the highest Pricing Level shall apply as of the first Business Day after an Event of Default under

Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).”

(c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (b) of the definition of “Collateral and Guarantee Requirement” to read as follows:

“(b) all Obligations shall have been unconditionally guaranteed (the “Senior Guarantees”) by the Borrower, each Subsidiary Borrower and each Restricted Subsidiary that is a Domestic Subsidiary and not an Excluded Subsidiary and, upon the occurrence of a Holdings Election Event, Holdings (each, a “Guarantor”);”

(d) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in their entirety the definitions of “Lender Addendum”, “Loan Parties”, “Responsible Officer”, “Term Borrowing”, “Term Commitment”, “Term Lender”, “Term Loan” and “Term Note” to read, respectively, as follows:

“Lender Addendum” means, with respect to any applicable Lender, (i) a Lender Addendum, substantially in the form of Exhibit K, executed and delivered by such Lender on the Closing Date as provided in Section 10.23 or (ii) a Lender Addendum, substantially in the form of Annex D to Amendment No. 1, executed and delivered by such Lender on the Amendment No. 1 Effective Date as provided in Amendment No. 1.

“Loan Parties” means, collectively, the Borrower, each Subsidiary Borrower and each Guarantor.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date or the Amendment No. 1 Effective Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Term Borrowing” means any Existing Term Borrowing or any Term B-2 Borrowing, as applicable.

“Term Commitment” means any Term B-2 Commitment.

“Term Lender” means any Existing Term Lender or any Term B-2 Lender, as applicable.

“Term Loan” means any Existing Term Loan or any Term B-2 Loan, as applicable.

“Term Note” means any Existing Term Note or any Term B-2 Note, as applicable.

(e) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)(i) Existing Term Loan. On the Closing Date, the Existing Term Lenders made Existing Term Loans to the Borrower pursuant to Section 2.01(a) of this Agreement as in effect on the Closing Date.

(ii) Term B-2 Exchange. With respect to each Term B-2 Lender that has Existing Term Loans and a corresponding Term B-2 Commitment, such Term B-2 Lender severally agrees to exchange and convert on the Amendment No. 1 Effective Date an aggregate principal amount of the Existing Term Loans (“Exchanged Term Loans”) held by it immediately prior to the Amendment No. 1 Effective Date for and into a like principal amount in Dollars of Term B-2 Loans of the Borrower and the Subsidiary Borrowers (which shall be allocated among them ratably in accordance with the Designated Amounts), it being understood and agreed that the Term B-2 Loans are in exchange, substitution and replacement for, but not in payment or satisfaction of, the Exchanged Term Loans.

(iii) Term B-2 Borrowings. Each Term B-2 Lender severally agrees to make to the Borrower and the Subsidiary Borrowers (which shall be allocated among them ratably in accordance with the Designated Amounts) Term B-2 Loans denominated in Dollars on the Amendment No. 1 Effective Date in an amount equal to the excess of (A) its Term B-2 Commitment over (B) the aggregate principal amount of its Exchanged Term Loans, if any. All Existing Term Loans that are not Exchanged Term Loans will be refinanced with the proceeds of such Term B-2 Loans.

(iv) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(v) On and after the Amendment No. 1 Effective Date, all Term Loans shall continue to have the same terms, rights and benefits as the Term Loans immediately prior to the Amendment No. 1 Effective Date under the Loan Documents, except as expressly modified by Amendment No. 1.”

(f) Section 2.05(a)(i) is hereby amended by (i) adding immediately before the proviso therein the following “(except as otherwise provided below)” and (ii) adding at the end of such section the following:

“In the event that, on or prior to the first anniversary of the Amendment No. 1 Effective Date, any Term B-2 Lender receives a Repricing Prepayment (as defined below), then at the time thereof, the Borrower and Subsidiary Borrowers shall pay to such Term B-2 Lender a prepayment premium equal to 1.0% of the amount of such Repricing Prepayment. As used herein, “Repricing Prepayment” means the amount of principal of the Term B-2 Loans of such Term B-2 Lender that is prepaid by the Borrower and the Subsidiary Borrowers with the proceeds of the substantially concurrent incurrence by the Borrower or any of its Subsidiaries of new replacement term loans that have interest rate margins lower than the Applicable Rate then in effect for the Term B-2 Loans so prepaid; provided, that a refinancing of the Term B-2 Loans in connection with any refinancing of the Facilities resulting in the termination of this Agreement shall not be a Repricing Prepayment.”

(g) Section 2.05(b)(i) is hereby amended by replacing the reference to “all voluntary prepayments of Term Loans” in clause (B)(i) thereof with “all voluntary prepayments of Terms B-2 Loans”.

(h) Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Term B-2 Loans. Each of the Borrower and the Subsidiary Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Amendment No. 1 Effective Date, an aggregate amount equal to 0.25% of the aggregate amount of all Term Loans (which shall be allocated among them ratably in accordance with the Designated Amounts) outstanding on the Amendment No. 1 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date.”

(i) Section 2.08 of the Credit Agreement is hereby amended by adding at the end thereof the following new clause (d):

“(d) All Term B-2 Loans made on the Amendment No. 1 Effective Date will have the same Types (in the same ratable amounts) as applicable at such time to the Existing Term Loans and will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Term Loans, and the Eurocurrency Rate applicable to such Term B-2 Loans during such initial Interest Periods will be the same as that applicable at such time to the Existing Term Loans. No accrued interest on the Existing Term Loans exchanged and converted into Term B-2 Loans shall be payable on the Amendment No. 1 Effective Date and no amounts under Section 3.05 shall be payable in connection with such exchange and conversion.”

(j) Article II of the Credit Agreement is hereby amended by adding the following as a new Section 2.15 thereof:

“SECTION 2.15. The Administrative Borrower. Each Subsidiary Borrower hereby appoints the Borrower as the administrative borrower hereunder, and the Borrower shall act under this Agreement as the agent, attorney-in-fact and legal representative of such Subsidiary Borrower for all purposes, including receiving account statements and other notices and communications to such Subsidiary Borrower from the Administrative Agent or any Lender and receiving proceeds of the Term B-2 Loans. The Administrative Agent and the Lenders may rely, and shall be fully protected in relying, on any certificate, report, information or any notice or communication made or given by the Borrower, whether in its own name or on behalf of a Subsidiary Borrower, and neither the Administrative Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any Subsidiary Borrower as to the binding effect on it of any such notice or request.”

(k) Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 7.10. Use of Proceeds. Use the proceeds of (a) any Revolving Credit Borrowing, Swing Line Borrowing, Existing Term Borrowing or L/C Credit Extension, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement, or (b) any Term B-2 Borrowing, whether directly or indirectly, in a manner other than (i) to refinance Existing Term Loans and (ii) for general corporate purposes, including Permitted Acquisitions.”

(l) The Schedule 1.01G attached hereto is hereby added to the Credit Agreement as Schedule 1.01G thereto.

(m) The Exhibit C-3 attached hereto is hereby added to the Credit Agreement as Exhibit C-3 thereto.

SECTION 3. Amendments to Guaranty. Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth herein, the Guaranty is hereby amended as follows:

(a) Section 1.02 of the Guaranty is hereby amended by amending and restating in its entirety the definition of “Guarantor” to read as follows:

“Guarantor” means the Borrower, each Subsidiary Borrower, each Subsidiary Party and, upon the occurrence of a Holdings Election Event, Holdings.

(b) Section 3.01 of the Guaranty is hereby amended and restated in its entirety to read as follows:

“In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrower and the Subsidiary Borrowers agree that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower and the Subsidiary Borrowers shall indemnify such Guarantor for the full amount of such payment (which shall be allocated among the Borrower and the Subsidiary Guarantors ratably in accordance with the Designated Amounts) and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.”

(c) Section 4.14 of the Guaranty is hereby amended by adding the following immediately prior to the last sentence therein:

“Upon execution and delivery by the Administrative Agent and the Borrower of a Guarantee Agreement Supplement, the Borrower shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder.”

SECTION 4. Waivers and Consents. Upon the occurrence of the Amendment No. 1 Effective Date, (a) the Administrative Agent and the Required Lenders hereby waive any prior notice requirements under Section 2.05(a) of the Credit Agreement in connection with the exchange, conversion, refinancing, substitution and replacement of the Existing Term Loans as contemplated by this Amendment, (b) the Required Lenders and Term B-2 Lenders (including all Continuing Term Lenders) agree that (i) all Existing Term Loans that are not exchanged for and converted into Term B-2 Loans may be paid in full from the proceeds of Term B-2 Loans, together with all accrued and unpaid interest thereon and any other amounts owing with respect thereto, without requiring the payment in full of any other Existing Term Loans and hereby waive the provisions of Section 2.12(a) and Section 2.13 in connection with the transactions contemplated by this Amendment and (ii) interest shall accrue and be payable on such Term B-2 Loans on the basis set forth in Section 2.08(d) of the Credit Agreement, as amended hereby, (c) the Required Lenders and the Term B-2 Lenders (and the Borrower solely to the extent of assignments to Existing Term Lenders) hereby waive the requirements of Section 10.07 of the Credit Agreement with respect to any assignment of Existing Term Loans of any Exiting Term Lender to Term B-2 Lenders made to effectuate the purposes of this Amendment, (d) each Term B-2 Lender (including each Continuing Term Lender) and the Administrative Agent agree that this Amendment constitutes a

Committed Loan Notice under Section 2.02(a) of the Credit Agreement with respect to the Term B-2 Loans and hereby waive any other notice requirements under Section 2.02(a) of the Credit Agreement for purposes of the exchange and conversion of Existing Term Loans for and into Term B-2 Loans and the making of other Term B-2 Loans on the Amendment No. 1 Effective Date, and (e) the Administrative Agent and the Required Lenders hereby consent and agree that, notwithstanding the provisions of the last paragraph of Section 10.01 of the Credit Agreement, all Term B-2 Loans shall constitute Replacement Term Loans and no portion thereof shall constitute Incremental Term Loans.

SECTION 5. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, each Subsidiary Borrower and the Administrative Agent, (ii) Lender Consents, in the form attached hereto as Annex A (each, a “Lender Consent”), or Conversion Notices, in the form attached hereto as Annex B (each, a “Conversion Notice”), duly executed and delivered by Lenders constituting the Required Lenders, (iii) a Guarantee Agreement Supplement (as defined in the Guaranty), duly executed and delivered by the Borrower, CenterPost and RAC, (iv) a Security Agreement Supplement, duly executed and delivered by CenterPost and RAC, and (v) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex C, duly executed and delivered by each Guarantor.

(b) Term B-2 Commitments. The Administrative Agent shall have received (i) commitments from banks and other financial institutions with respect to the Term B-2 Loans in an aggregate principal amount equal to $2,265,000,000 and (ii) as applicable (x) a fully executed Conversion Notice with respect to each Existing Term Lender electing to convert its Existing Term Loans into Term B-2 Loans (and pursuant to which on the Amendment No. 1 Effective Date all of the outstanding principal amount of Existing Term Loans held by such Lender shall convert into Term B-2 Loans) or (y) a fully executed Lender Addendum in the form attached hereto as Annex D with respect to each such bank or other financial institution committing to fund such Term B-2 Loans (and pursuant to which, on the Amendment No. 1 Effective Date, such bank or other financial institution shall become a Term B-2 Lender, for all purposes under the Credit Agreement).

(c) Payment of Fees and Expenses. The Borrower and the Subsidiary Borrowers shall have paid all fees and expenses (including the reasonable fees and expenses of Weil, Gotshal & Manges LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment, to the extent invoiced at least one Business Day prior to the date hereof.

(d) Exiting Lenders. The Borrower shall have paid to each of the Exiting Term Lenders, if any, an amount equal to the aggregate outstanding principal amount of the Existing Term Loans of such Exiting Term Lender at the time of occurrence of the Amendment No. 1 Effective Date from the proceeds of the Term B-2 Loans, together with all accrued but unpaid interest to the Amendment No. 1 Effective Date on such Existing Term Loans and any other amounts payable in connection therewith under the Loan Documents.

(e) Secretary’s Certificates. The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and each Subsidiary Borrower as the Administrative Agent may reasonably request evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the transactions contemplated hereby.

(f) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Sections 4.02(a) and (b) of the Credit Agreement shall have been satisfied on and as of the Amendment No. 1 Effective Date.

(g) Legal Opinions. The Administrative Agent shall have received an opinion of Ropes & Gray LLP, counsel for the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent.

(h) Collateral and Guarantee Requirement. The Administrative Agent shall have received (i) all certificates, if any, representing the Pledged Equity of CenterPost and RAC, accompanied by undated stock powers executed in blank, and (ii) evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement with respect to CenterPost and RAC shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent.

SECTION 6. Post-Closing Requirements Relating to the Mortgaged Properties. Within 90 days after the Amendment No. 1 Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent:

(a) Evidence that mortgage amendments (the “Mortgage Amendments”) with respect to the Mortgaged Properties have been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date and are in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;

(b) Date-down endorsements to the title insurance policies with respect to the Mortgaged Properties; and

(c) Evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in this Section 6 and as, and to the extent, otherwise required to be paid in connection therewith under Section 10.04 of the Credit Agreement.

SECTION 7. Representations and Warranties. Each of the Borrower and the Subsidiary Borrowers represents and warrants as follows:

(a) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment and each Loan Document after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of each Loan Party that is party hereto or thereto, as applicable, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) No Default has occurred and is continuing or will occur as a result of the transactions contemplated by this Amendment.

(d) Each of the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document, immediately before and after giving effect to this Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that any representation and warranty made on or as of the Closing Date that is qualified as to “Material Adverse Effect” shall be deemed to be qualified by a “Company Material Adverse Effect.”

SECTION 8. Joinder. By executing and delivering this Amendment, each Subsidiary Borrower hereby becomes a party to the Credit Agreement as a “Subsidiary Borrower” thereunder and, without limiting the foregoing, hereby expressly assumes all obligations and liabilities of a “Subsidiary Borrower” thereunder.

SECTION 9. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 10. Costs and Expenses. The Borrower and the Subsidiary Borrower agree to pay or reimburse the Administrative Agent for all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment.

SECTION 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WEST CORPORATION

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

CENTERPOST COMMUNICATIONS, INC.

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

INPULSE RESPONSE GROUP, INC.

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

INTERCALL, INC.

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

INTRADO INC.

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

RINGER ACQUISITION CORP.

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

WEST ASSET MANAGEMENT, INC.

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

WEST DIRECT, INC.

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

WEST INTERACTIVE CORPORATION

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

WEST BUSINESS SERVICES, LP

By: West Transaction Services, LLC, its general partner

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Manager

WEST TELEMARKETING, LP

By: West Transaction Services, LLC, its general partner

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1]

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:	/s/ Ritam Bhalla
Name:	RITAM BHALLA
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

ANNEX A

LENDER CONSENT

Reference is made to the Credit Agreement, dated as of October 24, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Borrower has requested that the Lenders consent to the amendments to the Credit Agreement and the Guaranty on the terms described in the Amendment No. 1 (“Amendment No. 1”) to which this Lender Consent is attached.

Pursuant to Section 10.01 of the Credit Agreement, the undersigned Lender hereby consents to the amendments of, and modifications to, the Credit Agreement and the Guaranty contained in Amendment No. 1 and authorizes the Administrative Agent to execute Amendment No. 1 on its behalf.

Consented to and agreed as of
the date of Amendment No. 1:

[NAME OF LENDER]

By:
Name:
Title:

ANNEX B

CONVERSION NOTICE

Reference is made to Amendment No. 1 (“Amendment No. 1”), dated as of February 14, 2007, to the Credit Agreement dated as of October 24, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among West Corporation (the “Borrower”), the Subsidiary Borrowers party thereto, each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Capitalized terms used but not otherwise defined in this Conversion Notice (this “Conversion Notice”) are used with the meanings attributed thereto in the Credit Agreement.

The undersigned Lender hereby irrevocably and unconditionally elects to exchange and convert the aggregate outstanding principal amount of the Existing Term Loan held by such Lender into a Term B-2 Loan (as defined in Amendment No. 1) in a principal amount equal to the amount of the Existing Term Loan exchanged and converted hereby, effective only if, and only as and when Amendment No. 1 becomes effective in accordance with its terms.

Pursuant to Section 10.01 of the Credit Agreement, the undersigned Lender hereby consents to the amendments of, and modifications to, the Credit Agreement and the Guaranty contained in Amendment No. 1 and authorizes the Administrative Agent to execute Amendment No. 1 on its behalf.

This Conversion Notice shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

This Conversion Notice may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the undersigned has caused the Conversion Notice to be duly executed and delivered by its proper and duly authorized officer as of this day of February, 2007.

[NAME OF LENDER]

By:
Name:
Title:

ANNEX C

GUARANTOR CONSENT AND REAFFIRMATION

Reference is made to Amendment No. 1 (“Amendment No. 1”), dated as of February 14, 2007, to the Credit Agreement dated as of October 24, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 1.

Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 1 and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 1 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 1.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 1, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

After giving effect to Amendment No. 1, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 1, and shall continue to secure the Secured Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by Amendment No. 1 and the other Loan Documents.

This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of this             day of February, 2007.

WEST CORPORATION
COSMOSIS CORPORATION
INPULSE RESPONSE GROUP, INC.
INTERCALL, INC.
INTRADO COMMUNICATIONS INC.
INTRADO COMMUNICATIONS OF VIRGINIA INC.
INTRADO INC.
NORTHERN CONTACT, INC.
WEST ASSET MANAGEMENT, INC.
WEST DIRECT, INC.
WEST FACILITIES CORPORATION
WEST INTERACTIVE CORPORATION
WEST INTERNATIONAL CORPORATION
WEST RECEIVABLE SERVICES, INC.
WEST TELEMARKETING CORPORATION II

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

ASSET DIRECT MORTGAGE, LLC
BUYDEBTCO, LLC
INTRADO INTERNATIONAL, LLC
STARGATE MANAGEMENT LLC
THE DEBT DEPOT, LLC
WEST ASSET PURCHASING, LLC
WEST TRANSACTION SERVICES II, LLC
WEST TRANSACTION SERVICES, LLC

By:
Name:	Paul M. Mendlik
Title:	Manager

ATTENTION FUNDING CORPORATION

By:
Name:	Paul M. Mendlik
Title:	Treasurer

INTERCALL TELECOM VENTURES, LLC

By: InterCall, Inc., its sole member

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

WEST BUSINESS SERVICES, LP
WEST TELEMARKETING, LP

By: West Transaction Services, LLC, their general partner

By:
Name:	Paul M. Mendlik
Title:	Manager

CENTERPOST COMMUNICATIONS, INC.

By:
Name:
Title:

RINGER ACQUISITION CORP.

By:
Name:
Title:

ANNEX D

LENDER ADDENDUM

Reference is made to the Credit Agreement dated as of October 24, 2006 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent (in such capacity, the “Administrative Agent”) and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Upon execution and delivery of this Lender Addendum by the parties hereto and effective as of the Amendment No. 1 Effective Date, the undersigned hereby becomes a Lender thereunder having Term B-2 Commitments of $            .

THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

The undersigned’s address for notices pursuant to the Credit Agreement is as follows:

Name of Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this             day of February, 2007.

[NAME OF LENDER]

By:
Name:
Title:

Accepted and agreed:

WEST CORPORATION, as Borrower and Administrative Borrower

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

SCHEDULE 1.01G

SUBSIDIARY BORROWERS

1.	CenterPost Communications, Inc., a Delaware corporation

2.	InPulse Response Group, Inc., an Arizona corporation

3.	InterCall, Inc., a Delaware corporation

4.	Intrado Inc., a Delaware corporation

5.	Ringer Acquisition Corp., a Delaware corporation

6.	West Asset Management, Inc., a Delaware corporation

7.	West Direct, Inc., a Delaware corporation

8.	West Interactive Corporation, a Delaware corporation

9.	West Business Services, LP, a Delaware limited partnership

10.	West Telemarketing, LP, a Delaware limited partnership

EXHIBIT C-3

FORM OF TERM B-2 NOTE

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

New York, New York

February 14, 2007

FOR VALUE RECEIVED, each of the undersigned, WEST CORPORATION, a Delaware corporation (the “Borrower”), and the Subsidiary Borrowers listed on the signature pages hereto (the “Subsidiary Borrowers”), hereby promises, jointly and severally, to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 24, 2006 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term B-2 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Credit Agreement (which shall be allocated among them ratably in accordance with the Designated Amounts (as defined in the Credit Agreement)) and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term B-2 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Credit Agreement.

Each of the Borrower and the Subsidiary Borrowers promises, jointly and severally, to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

Each of the Borrower and the Subsidiary Borrowers hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower and the Subsidiary Borrowers under this note.

This note is one of the Term B-2 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

C-3-2

WEST CORPORATION

By:
Name:
Title:

CENTERPOST COMMUNICATIONS, INC.

By:
Name:
Title:

INPULSE RESPONSE GROUP, INC.

By:
Name:
Title:

INTERCALL, INC.

By:
Name:
Title:

INTRADO INC.

By:
Name:
Title:

RINGER ACQUISITION CORP.

By:
Name:
Title:

WEST ASSET MANAGEMENT, INC.

By:
Name:
Title:

WEST DIRECT, INC.

By:
Name:
Title:

C-3-3

WEST INTERACTIVE CORPORATION

By:
Name:
Title:

WEST BUSINESS SERVICES, LP

By: West Transaction Services, LLC, its general partner

By:
Name:
Title:

WEST TELEMARKETING, LP

By: West Transaction Services, LLC, its general partner

By:
Name:
Title:

C-3-4

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

C-3-5